Q2 2015 Earnings Webinar August 5, 2015 Exhibit 99.2

©2015
Mattersight
Corporation
Safe Harbor Language
During today’s call we will be making both historical and forward-looking statements in order to help you better understand our business.  These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies and objectives.  Any forward-looking statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year ended December 31, 2014, our quarterly reports on Form 10-Q, as well as our earnings press release issued earlier today. In light of
Regulation FD, it is our policy not to comment on earnings, financial guidance or operations other than through press releases, publicly announced conference calls, or other means that will constitute public disclosure for purposes of Regulation FD.
Mattersight Corporation undertakes no obligation to publicly update or revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by Mattersight
Corporation.

©2015
Mattersight
Corporation
Discussion Topics

•
Q2 & Recent Business Highlights
•
Operating Trends and Metrics
•
Go Forward Operating Model
•
Progress Nailing It
•
Recent Offering and Cash Outlook
•
Brand Building
•
2015 Outlook
•
Q&A

©2015
Mattersight
Corporation
Q2 & Recent Business Highlights
•
Solid revenue growth and strong bookings
•
Continued best in class SaaS metrics
•
Significant growth in routing seats sold and progress with Avaya
•
New CFO and strong ramp in sales hires
•
Accelerating momentum building our brand
•
Completed a $16.2M financing in July

©2015
Mattersight
Corporation
Q2 Results
•
Bookings
–
Annual Contract Value (ACV) bookings for the second quarter were $5.8M
–
ACV bookings for the last four quarters were $19.0M, a 46% year-over-year increase
•
Book of Business
–
Annualized
Book
of
Business
was
$49.0M
for
the
second
quarter,
a
37%
year-over-year
increase
•
Revenues
–
Total revenue for the second quarter was a record $9.7M, a 33% year-over-year increase
–
Subscription revenue was $8.9M, up 41% on a year-over-year basis
•
Adjusted EBITDA
–
Q2 Adjusted EBITDA was ($0.8M)
–
Adjusted EBITDA leverage was 30% for the last four quarters

©2015
Mattersight
Corporation
Q2 2015 Key Operating Metrics
Measurement
Q2
2014
Q2 2015
Change
ACV Total Bookings*
$13.0M
$19.0M
46%
Annualized Book of Business
$35.7M
$49.0M
37%
Annualized Revenue
$29.4M
$39.0M
33%
Annualized Subscription
Revenue
$25.2M
$35.5M
41%
% Subscription Revenues
86%
91%
500 bps
Subscription Retention %*
97%
98%
40
bps
Year/Year Net Account Growth*
105%
122%
16%
Gross Margin
69%
73%
340 bps
Customer
Acquisition Cost (CAC) Ratio*
50%
141%
182%

Of 49 public SaaS companies reviewed by Craig-Hallum, only 8 are projected to grow >30% and have >70% gross margins in 2015
* Rolling 4 Quarters

©2015 Mattersight Corporation Bookings Trends 12.9 13.0 12.5 17.4 17.1 19.0 0 5 10 15 20 25 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Rolling 4 Quarters ACV Bookings ($M) 7

©2015 Mattersight Corporation Revenue Trends 8 28.1 29.4 30.7 33.1 37.3 39.0 0 10 20 30 40 50 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Annualized Revenues ($M)

©2015
Mattersight
Corporation
Book of Business Trends

32.8
35.7
38.0
42.9
45.3
49.0
0
10
20
30
40
50
60
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Revs in
Deployment
Revenue
Annualized Book of Business ($M)

©2015
Mattersight
Corporation
Total Account Opportunity Trends

Total Account
Opportunity
Annualized
Book of
Business
$175M
$36M
$273M
$49M
Q2 2014
Q2 2015
Grew Total Account Opportunity by $57M (26%) since last
quarter and $98M (56%) over last 4 quarters

©2015
Mattersight
Corporation
Operating Model
Cash Expense Allocation of Each Dollar of Incremental Revenue

P&L Category
Our Model
Q2 Year/Year
Comment
Cost of Service
20%-25%
16%
Reduced
royalties from purchase of PCM
IP rights; increased subscription revenue
% (lower cost of service)
Sales & Marketing
30%-40%
34%
Hired
CMO, SVP Hunter team, SVP Farmer
team, EVP Strategic Bus. Dev.
Development
5%-10%
6%
Built PBR connectors,
PBR algorithm
team, and QA application
G&A
5%-10%
14%
Increased legal spend and added Chief
People Officer
EBITDA
25%-30%
30%
Summary of our operating leverage

©2015
Mattersight
Corporation
Progress Nailing It
•
Scaling the Sales Team
–
Added Frank Suljic to run our “farmer” team
–
Added 1 sales person in Q2
–
Q3 to date, added 3 sales people and a VP of Sales Enablement
•
Scaling Routing
–
Sold ~2,500 new routing seats across 4 customers in Q2
–
4 Avaya implementations recently complete/near completion

©2015
Mattersight
Corporation
Recent Offering and Cash

•
Recent Equity Offering
–
Completed a $16.2M registered direct offering of common stock in late July
–
The deal was led by a large mutual fund and included follow on from several existing investors, as well as participation from 6 insiders
–
Mattersight
placed the shares directly without incurring the customary investment banking fee
–
Shares were priced at a 3% discount, but with insiders paying the current market price
•
Cash Outlook
–
We plan to continue to invest aggressively for growth
–
Currently expect to reach cash flow breakeven later in 2016
–
Expect ending 2016 cash should be in excess of $10M (without using LOC)
–
In addition, we plan to continue to maintain a $15M line of credit with SVB

©2015 Mattersight Corporation New Marcomm 14 • Interactive ROI calculator vetted against Forrester calculations • 7 client testimonials + 5 case studies • Rich video throughout

©2015 Mattersight Corporation TrustRadius Ratings & Reviews 15

©2015
Mattersight
Corporation
Client Event Nov 2-3
•
For clients
and prospects
•
How-to’s
and best practices
from industry experts
•
Client presentations from
Microsoft, CVS, UnitedHealth
Group
•
Keynote: Matt Dixon,
bestselling author of The
Effortless Experience,
the most
provocative work on customer
service in recent memory

©2015 Mattersight Corporation PR Traction: 2014 vs. 1H’15 11 0 22 11 0 5 10 15 20 25 Media Coverage Contributed Articles 2014 2015 17

©2015 Mattersight Corporation 2015 Outlook • 33%-38% total revenue growth • 38%-43% subscription revenue growth • 30%-35% growth in our Book of Business metric 18

©2015
Mattersight
Corporation
Thank You
•
Kelly Conway
–
847.582.7200
–
kelly.conway@mattersight.com
•
David Gustafson
–
847.582.7016
–
david.gustafson@mattersight.com
•
Sheau-ming Ross
–
312.454.3594
–
sheau-ming.ross@mattersight.com